SECURITY UNDER SECTION 427(1) OF THE BANK ACT.
(SECURITY ON ALL PROPERTY OF SPECIFIED KINDS)

            FOR GOOD AND VALUABLE CONSIDERATION, the undersigned hereby assigns to THE CHASE MANHATTAN BANK OF CANADA (hereinafter called the "Bank") as continuing security for the payment of all loans and advances made or that may be made by the Bank to the undersigned up to and including the 11th day of April, 1998 pursuant to the application for credit and promise to give security made by the undersigned to the bank and dated as of the 21ST DAY OF MARCH, 1997 and any application(s) for credit and promise(s) to give security supplemental thereto made or that may be made by the undersigned to the bank or renewals of such loans and advances or substitutions therefor and interest on such loans and advances and on any such renewals and substitutions, all property of the kind(s) hereinafter described of which the undersigned is now or may hereafter become the owner, or in respect of which the undersigned does now have or hereafter may acquire rights, to wit:

            all goods, wares and merchandise, manufactured or otherwise, of which the undersigned is now or may hereafter become a wholesale or retail purchaser or a shipper or in which the undersigned is now or may hereafter become a dealer, and all goods, wares and merchandise, manufactured or produced by the undersigned or procured for such manufacture or production, and all goods, wares and merchandise used or produced in or procured for the packing of such goods, wares and merchandise and that is now or may hereafter be in the place or places hereinafter designated, to wit:

      1.    6537 `A' Mississauga Road, Mississauga, Ontario
      2.    6375 Picard Street, St. Hyacinthe, Quebec
      3.    15855 Hubert Street, St. Hyacinthe, Quebec
      4.    600 Boulevard Industriel, St. Jean, Quebec
      5.    175 Dessureault, Cap de la Madelaine, Quebec
      6.    7405 Trans Canada Highway, Suite 300, St. Laurent, Quebec
      7.    3030 Ste. Anne, Beauport, Quebec
      8.    2245 St. Paul, St. Hyacinthe, Quebec

or, in transit thereto or therefrom or in any other place or places in Canada in which any of the said property may be located.

            This security is given under the provisions of section 427 of the Bank Act.

            The property now owned by the undersigned or in respect of which the undersigned now has or may hereafter acquire rights and hereby assigned is free from any mortgage, lien or charge thereon, other than Permitted Encumbrances (as hereinafter defined) and previous assignments, if any, to the Bank, and the undersigned warrants that the property that may hereafter be acquired by the undersigned and is hereby assigned shall be free from any mortgage, lien or charge thereon, other than Permitted Encumbrances (as hereinafter defined) and previous assignments, if any, to the Bank.

                                                                              2.


            For the purposes hereof, "Permitted Encumbrances" shall mean any Liens (as that term is defined in that certain credit agreement dated as of April 1, 1997 made among The Chase Manhattan Bank, on its own behalf and in its capacity as agent for certain other parties, SLM International, Inc., Maska U.S., Inc. and #1 Apparel, Inc. (the "U.S. Credit Agreement")), permitted in accordance with section 7.01 of the U.S. Credit Agreement.

            This agreement shall be construed in accordance with and be governed by the laws of the Province of New Brunswick and for the purpose of legal proceedings this agreement shall be deemed to have been made in the said Province and to be performed there and the courts of that Province shall have jurisdiction over all disputes which may arise under this agreement and the Borrower hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided always that nothing herein contained shall prevent the Bank from proceeding at is election against the Borrower in the courts of any other province, country or jurisdiction.

            It is the express wish of the Parties that this agreement and any related documents be drawn up and executed in English. Il est la volonte expresse des parties que cette convention et tous les documents s'y rattachant soient rediges et signes en anglais.

            DATED at Montreal, Quebec this 14th day of April, 1997.

                                             SPORT MASKA INC.


                                             Per: /s/ D. Bruce Randall      C.S.
                                                  ------------------------------
                                                  Name:  D. Bruce Randall
                                                  Title: Secretary

                                         ---------------------------------
                                                    01001-252

                                            STAMP BRANCH TRANSIT NUMBER

                                         ---------------------------------


NOTICE OF INTENTION TO GIVE SECURITY
UNDER SECTION 427 OF THE BANK ACT



To Whom It May Concern:

SPORT MASKA INC., 7405 Trans Canada Highway, Suite 300, St. Laurent, Quebec, H4T 1Z2, hereby gives notice that it is its intention to give security under the authority of Section 427 of the Bank Act to THE CHASE MANHATTAN BANK OF CANADA.


DATED at /s/Ville St. Laurent, Quebec this 21st day of March, 1997.



                                            SPORT MASKA INC.


                                            Per: /s/ D. Bruce Randall  c.s.
                                                 --------------------------
                                            Name: D. Bruce Randall
                                            Title:  Secretary

                                                           DATED: March 21, 1997

APPLICATION FOR CREDIT AND PROMISE TO GIVE
BILLS OF LADING, WAREHOUSE RECEIPTS, OR
SECURITY UNDER SECTION 427 OF THE BANK ACT

TO:  The Chase Manhattan Bank of Canada
     1 First Canadian Place
     Suite 6900
     Toronto, Ontario
     M5X 1B2

      The Chase Manhattan Bank of Canada (the "Bank") is hereby requested by the undersigned to grant and continue up to and including the 11th day of April, 1998 a revolving line of credit (whether by loans, the acceptance of our bills of exchange or otherwise) of an amount not exceeding the Canadian equivalent of THIRTY FIVE MILLION DOLLARS (USD35,000,000) of lawful money of the United States of America in accordance with the provisions of that certain credit agreement dated as of April 1, 1997 made between the Bank and the undersigned and to make loans or advances to the undersigned thereunder on the security of all property of the kind(s) hereinafter described of which the undersigned is now or may hereafter become the owner, or in respect of which the undersigned does now have or hereafter may acquire rights, to wit:

      all goods, wares and merchandise, manufactured or otherwise, of which the undersigned is now or may hereafter become a wholesale or retail purchaser or a shipper or in which the undersigned is now or may hereafter become a dealer, and all goods, wares and merchandise, manufactured or produced by the undersigned or procured for such manufacture or production, and all goods, wares and merchandise used or produced in or procured for the packing of such goods, wares and merchandise and/or on the security of warehouse receipts and/or bills of lading covering such property.

      And the undersigned promise(s) and agree(s) to give the Bank security for all loans and advances by the Bank to the undersigned pursuant to this application for credit and promise(s) to give security and any application(s) for credit and promise(s) to give security supplemental hereto by way of assignment under section 427 of the Bank Act covering all the property aforesaid which is now or may hereafter be in the place or places hereinafter designated, to wit:

     1.   6537 'A' Mississauga Road, Mississauga, Ontario
     2.   6375 Picard Street, St. Hyacinthe, Quebec
     3.   15855 Hubert Street, St. Hyacinthe, Quebec
     4.   600 Boulevard Industriel, St. Jean, Quebec
     5.   175 Dessureault, Cap de la Madelaine, Quebec
     6.   7405 Trans Canada Highway, Suite 300, St. Laurent, Quebec
     7.   3030 Ste. Anne, Beauport, Quebec
     8.   2245 St. Paul, St-Hyacinthe, Quebec

                                                                              2.


and at any other place or places whatsoever and in transit thereto and therefrom and/or elsewhere in Canada wheresoever situate and the undersigned promise(s) and agree(s) to give the Bank from time to time and as often as requested by the Bank warehouse receipts and/or bills of lading covering all the property aforesaid or any part thereof which is now or may hereafter be covered by warehouse receipts or bills of lading, as security for all the said loans and advances.

      And the undersigned will pay the Bank all costs, charges and expenses which the Bank may incur in enforcing or obtaining payment of the sums of money due to the Bank from the undersigned or in attempting so to do.

      The undersigned hereby appoint(s) the person for the time being acting as manager of the above-mentioned branch of the Bank and/or any officer of the Bank employed by the Bank at the said branch the attorney of the undersigned, on behalf of the undersigned to give from time to time to the Bank any and all security mentioned above and to sign or endorse and deliver any and all instruments and documents in connection therewith.

      The Bank may from time to time take from the undersigned notes representing the said loans and advances or any part thereof; and any notes so taken shall not extinguish or pay the indebtedness created by such loans and advances but shall represent the same only.

      No security acquired by the Bank shall be merged in any subsequent security or be taken to be substituted for any security previously acquired.

      It is the express which of the Parties that this agreement and any related documents be drawn up and executed in English. Il est volonte expresse des parties que cettee convention et tous les documents s'y rattachant soient rediges et signes en anglais.

                                             SPORT MASKA INC.


                                             Per: /s/ D. Bruce Randall c.s.
                                             ------------------------------
                                                  Name:   D. Bruce Randall
                                                  Title:  Secretary

AGREEMENT AS TO LOANS AND
ADVANCES AND SECURITY THEREFOR

TO:  THE CHASE MANHATTAN BANK OF CANADA
     (hereinafter called the "Bank")

      In consideration of the loan(s) or advance(s) being made and/or to be made hereafter by the Bank to the undersigned (hereinafter called the "Borrower"), but subject to the provisions of any other agreement between the Bank and the Borrower relating to the debt or liability of the Borrower to the Bank, the Borrower agrees with the Bank as follows:

1. All security now or at any time hereafter held by the Bank for the payment of any debt or liability of the Borrower (the said security being hereinafter called the "Security"), including, without limiting the generality of the foregoing, security by way of warehouse receipt or bill of lading or under section 427 of the Bank Act, together with all property covered by or comprised in the Security (the said property being hereinafter called the "Property"), and all proceeds of the Security and of the Property, shall be continuing collateral security for the payment of such debt or liability and also for the payment of interest thereon, which unless otherwise agreed shall be at the Bank's Prime Rate (at the date of this agreement, such Prime Rate is 4.75%) and shall be calculated and payable monthly, not in advance, and of all costs, charges and expenses of or incurred by the Bank in connection therewith, including solicitor and his own client legal costs, whether in protecting, preserving, realizing or collecting the Security or the Property or attempting so to do or otherwise, and interest thereon at the rate and calculated in the manner aforesaid, all of which the Borrower agrees to pay to the Bank. The words "Prime Rate" shall mean the floating annual rate of interest established from time to time by the Bank as the base rate it will use to determine rates of interest on Canadian dollar loans to customers in Canada and designated as its prime rate.

2. The Borrower shall keep the Property insured to its full insurable value against loss or damage by fire, and, if requested by the Bank, against loss or damage from any other cause, with insurers approved by the Bank, and shall assign to the Bank the policies evidencing such insurance or all claims thereunder and/or have the loss made payable to the Bank as the Bank may require and shall deliver the policies to the Bank, and in the event of failure so to do the Bank may but shall not be bound to effect such insurance on the Property as it sees fit and the Borrower will on demand repay to the Bank the amount of any premiums paid by it with interest thereon at the rate and calculated in the manner aforesaid.

3. If the Bank surrenders to the Borrower the Security or the Property or any part of either of them, the Borrower shall receive the same in trust for and on behalf of the Bank and from time to time shall deal therewith as the Bank may direct and, at the request of the Bank, shall give to the Bank security on the Property so surrendered, or covered by the Security so surrendered, to the satisfaction of the Bank.

4. The proceeds of all sales by the Borrower of the Property or any part thereof, including, without limiting the generality of the foregoing, cash, debts arising from such sales or otherwise, evidences of title, instruments, documents and securities, which the Borrower may receive or be entitled to receive in respect thereof, are hereby assigned to the Bank and shall be paid or transferred to the Bank forthwith, and until so paid or transferred shall be held by the Borrower in trust for the Bank. Execution by the Borrower and acceptance by the Bank of an assignment of book debts or any additional assignment of any of such proceeds shall be

                                                                              2.


deemed to be in furtherance hereof and not an acknowledgement by the Bank of any right or title on the part of the Borrower to such book debts or proceeds.

5. The Borrower shall at all times duly pay and discharge all claims whatsoever in any way secured by or constituting a charge upon the Property or any part thereof and particularly, but without limiting the generality of the foregoing, all wages, salaries and other remuneration of all employees employed by the Borrower in connection with the business of the Borrower in respect of which any Property is held or acquired by the Borrower, and shall from time to time at the request of the Bank exhibit to the Bank evidence of such discharge and obtain and deliver to the Bank such waivers or releases as the Bank may deem necessary to secure to the Bank the priority of its rights in the Property.

6. The Borrower shall from time to time on demand and to the satisfaction of the Bank deliver to the Bank additional security, and in the event of failure by the Borrower so to do or to make due payment to the Bank of any debt or liability or part thereof or to observe any provision of this agreement, the Bank may in its discretion cease or refrain from making loans or advances to the Borrower whether under any credit extended by the Bank or otherwise, and all debts and liabilities of the Borrower to the Bank shall at the option of the Bank be payable forthwith and without any demand, and the Bank is hereby authorized from time to time to sell at public or private sale or otherwise realize upon the Security or any part thereof and all or any of the Property whenever and wherever and for such price in money or other consideration and in such manner and upon such terms and conditions as the Bank deems best, the whole without advertisement or notice to the Borrower or others and to deal with the proceeds as in this agreement provided or as otherwise agreed, without prejudice to its claim for any deficiency and free from any right of redemption on the part of the Borrower which is hereby waived and released, the Borrower expressly waiving all and every formality prescribed by custom or by law in relation to any such sale or other realization.

7. The Bank may from time to time without any demand forcibly break open, enter upon or into and occupy and use, enjoy and exercise free of charge and to the exclusion of all others, including the Borrower, any and all premises and property (real and personal, immovable and movable) and rights, powers and privileges of or used, enjoyed or exercised by the Borrower in connection with the Property or any part thereof or in or upon which the same may be (not being the premises of a warehouseman or carrier) until the Property shall be fully realized upon, and may may from time to time appoint a receiver or agent to act for the Borrower, for whose acts the Borrower alone shall be responsible, and the Borrower shall have no power to revoke such appointment or determine such agency. Such receiver or agent shall have and may exercise all the powers, rights and discretions granted to the Bank by this agreement and the Bank and any such receiver or agent shall have the right from time to time in the name of the Borrower to exercise any and all of the Borrower's rights, powers and privileges of every kind and to do all acts and things which the Borrower could do if acting, for the purpose of completing, selling, shipping or otherwise dealing with the Property in such manner as the Bank may deem best for the purpose of realizing upon the Property.

8. Any promissory note or bill of exchange received by the Bank together with any securities or documents attached thereto or received by therewith shall be subject to the terms of this agreement and the Bank and holders for the time being of any such bill or note may at any time before or after its maturity and whether or not it has been dishonoured accept payment and deliver the securities or documents or accept partial payment from time to time and thereupon release part of the securities or of the property covered by the documents or any of them.

9. The Bank may from time to time apply

                                                                              3.


      (a)   all payments which it receives,

      (b) the proceeds of sales by the Borrower of the Property or any part thereof, and

      (c) the proceeds of realization of any part of the Security or of the Property which are applicable generally to the debts and liabilities of the Borrower to the Bank,

against or, as the Bank deems best, hold the same with all the powers, rights and discretions conferred on it by this agreement or otherwise, as continuing collateral security for the fulfillment of any or all indebtedness, obligations and liabilities of any kind, now or hereafter existing, direct or indirect, absolute or contingent, joint or several of the Borrower to the Bank whether as principal or surety, together with all expenses (including legal fees on a solicitor and client basis) incurred by the Bank, its receiver or agent in the preparation, perfection and enforcement of security or other agreements held by the Bank in respect of such indebtedness, obligations or liabilities and interest thereon and the Band shall at all times and from time to time have the right to change any appropriation of any moneys received by it and to reapply the same on any other part or parts of the said debts and liabilities as the Bank may see fit, notwithstanding any previous application by whomsoever made.

The proceeds of realization of any part of the Security or of the Property which are applicable only to part of the debts and liabilities of the Borrower to the Bank shall first be applied to such part of the debts and liabilities, and any surplus remaining after payment of such part may from time to time be held or applied by the Bank for the purposes set out in and in accordance with the preceding paragraph of this Clause 9.

10. The Bank may release, compromise, settle and adjust any claim, dispute or difference which may arise in respect of the Security or of the Property or the proceeds of either of them and may grant extensions of time and indulgences, without prejudice to the debts and liabilities of the Borrower or the Bank's right to hold, deal with and realize the Security or the Property or the proceeds thereof. The Bank may use any Clearing Houses established by The Canadian Bankers' Association and in all dealings with the Borrower's accounts and with instruments may act pursuant to the rules and regulations under which such Clearing Houses are operated.

11. The Borrower shall at all times and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all and singular every such further act, deed, transfer, assignment, assurance, document or instrument as the Bank may reasonably require for the purpose of perfecting the title of the Bank to the Security or the Property or the proceeds of either of them and for the better accomplishing and effectuating of this agreement and the provisions contained herein and every officer of the Bank and each of them is irrevocably appointed attorneys or attorney to execute in the name and on behalf of the Borrower any document or instrument for the said purposes, and this appointment being made in consideration of a loan or loans, advance or advances, by the Bank to the Borrower shall be irrevocable and shall be of full force and effect whenever and so often as any loan or advance by the Bank to the Borrower is unpaid or any such obligation as aforesaid to the Bank is unfulfilled and notwithstanding any occurrence or event which would otherwise terminate such agency. Every power, right and discretion vested by law in the Bank or conferred upon it by this agreement may be exercised on its behalf by the said officers or acting officers of the Bank or any person from time to time named by the Bank for such purpose, and any one of them acting alone.

                                                                              4.


12. The Bank shall not be responsible for any failure to exercise or enforce or for any delay in the exercise or enforcement of any powers, rights or discretions of the Bank nor for any act, default or misconduct of any agent, officer, employee or servant of the Bank and the Bank shall be accountable only for such moneys as it shall actually receive.

13. Any notice or statement referred to herein may be delivered, or providing that postal service throughout Canada is fully operative, may be mailed by ordinary prepaid mail to the Borrower at the address of the Borrower as shown on the books of the Bank and the Borrower shall be deemed to have received such notice or statement on the day of delivery, if delivered, and three business days after mailing, if mailed.

14. The benefit of all rules of law or equity and compliance with any statutory provisions now or hereafter in force inconsistent with any of the provisions of this agreement are hereby waived by the Borrower.

15. The rights, remedies and benefits herein are cumulative and not in substitution for or exclusive of any rights, remedies or benefits which the bank may otherwise have and no sale or delivery by the Borrower of the Property or any part thereof shall prejudice or affect the rights however arising of the Bank in or with respect to Property so sold or delivered, and this shall be a continuing agreement and all its provisions shall extend to all loans and advances to the Borrower by the Bank and all obligations of the Borrower to the Bank at any time outstanding and to the Security and the Property as they may exist from time to time and all proceeds thereof; and every loan and advance heretofore, now or hereafter made shall be deemed to have been made upon the agreements herein contained.

16. This agreement shall be binding upon the Borrower and its heirs, legatees, trustees, executors, administrators, successors and assigns including any successor by reason of amalgamation of or any other change in the Borrower and shall enure to the benefit of the Bank and its successors and assigns.

17. This agreement shall be construed in accordance with and be governed by the laws of the Province of New Brunswick and for the purpose of legal proceedings this agreement shall be deemed to have been made in the said Province and to be performed there and the courts of that Province shall have jurisdiction over all disputes which may arise under this agreement and the Borrower hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided always that nothing herein contained shall prevent the Bank from proceeding at its election against the Borrower in the courts of any other province, country or jurisdiction.

18. If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforeability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

19. Words importing the singular include the plural and vice versa; and words importing gender shall include all genders.

                                                                              5.


20. It is the express wish of the Parties that this agreement and any related documents be drawn up and executed in English. Il est la volonte expresse des parties que cette convention et tous les documents s'y rattachant soient rediges et signes en anglais.

          SIGNED AND SEALED at Montreal, Quebec this 14th day of April, 1997.

                                   SPORT MASKA INC.

                                   Per:/s/ D Bruce Randall   c.s.
                                       --------------------------
                                       Name:  D. Bruce Randall
                                       Title: Secretary